UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 21, 2011

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)

707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

303.812.1400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Second Amendment to Lone Pine Resources Inc. Credit Agreement

On September 21, 2011, Forest Oil Corporation’s (“Forest”) majority-owned subsidiary, Lone Pine Resources Inc., as parent (“Lone Pine”), and Lone Pine Resources Canada Ltd., as borrower (“LPR Canada”), entered into the Second Amendment (the “Amendment”) to that certain Credit Agreement dated as of March 18, 2011, by and among Lone Pine, LPR Canada, JPMorgan Chase Bank, N.A., Toronto branch as Administrative Agent and the other agents and Lenders party thereto (as amended, the “Credit Agreement”), the operative provisions of which become effective on June 1, 2011.  The Credit Agreement was amended pursuant to the provisions of the Amendment as follows: (i) the negative covenant regarding hedges was amended and restated, (ii) the dates of delivery of Reserve Reports were amended from February 15th and August 15th of each year to March 30th and September 1st, respectively, for the year 2012 and March 1st and September 1st for each year thereafter, respectively, (iii) the dates of the semi-annual Borrowing Base Redeterminations were amended from April 1st and October 1st to May 1st and November 1st, respectively, (iv) the Borrowing Base was amended to be C$425,000,000 and (v) the Company paid an upfront fee to each Lender of 60 bps on the amount of such Lender’s Borrowing Base increase.  The operative provisions of the Amendment became effective on September 21, 2011.

The foregoing description of Amendment is qualified in its entirety to the full text of the Amendment, a copy of which is attached to this report as Exhibit 10.1 and is hereby incorporated by reference into this Item 1.01.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 under the caption “Second Amendment to Lone Pine Resources Inc. Credit Agreement” is hereby incorporated by reference into this Item 2.03.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1

Second Amendment dated September 21, 2011 to Credit Agreement dated March 18, 2011 among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	September 21, 2011	By:	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Senior Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Second Amendment dated September 21, 2011 to Credit Agreement dated March 18, 2011 among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent